Note 7 - Reconciliation of Financial Statements to Schedule H of Form 5500 - Schedule of Net Assets Available for Benefits (Details) - EBP 16-0733425 003 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Net assets available for benefits per the financial statements	$ 297,545,436	$ 258,072,934	$ 233,238,920
Investments	4,060,085	3,117,095
Notes receivable from participants	(4,060,085)	(3,117,095)
Net assets available for benefits per the Form 5500	$ 297,545,436	$ 258,072,934